Exhibit 10.2

EXECUTION VERSION

REVOLUTION MEDICINES, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

June 5, 2019

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”), is made as of the 5th day of June, 2019, by and among REVOLUTION MEDICINES, INC., a Delaware corporation (the “Company”), and each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor,” and any Additional Purchaser (as defined in the Purchase Agreement) that becomes a party to this Agreement in accordance with Section 6.9 hereof (collectively, “Investors”), and amends and restates that certain Investors’ Rights Agreement, dated as of March 23, 2018, by and among the Company and the investors listed on Schedule A thereto, as amended (the “Prior Agreement”).

RECITALS

WHEREAS, the Company and certain of the Investors (the “Existing Investors”) are parties to the Prior Agreement;

WHEREAS, the Company and certain of the Investors (the “Participating Investors”) are parties to the Series C Preferred Stock Purchase Agreement dated June 2, 2019 (the “Purchase Agreement”);

WHEREAS, in order to induce the Company to enter into the Purchase Agreement and to induce the Participating Investors to invest funds in the Company pursuant to the Purchase Agreement, the Existing Investors and the Company hereby agree that the Prior Agreement shall be amended and restated in its entirety, and this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock (as defined below) issuable to the Investors, to receive certain information from the Company, and to participate in future equity offerings by the Company, and shall govern certain other matters as set forth in this Agreement; and

WHEREAS, pursuant to Section 6.6 of the Prior Agreement, the amendment or waiver of any term of the Prior Agreement requires the written consent of the Company and the holders of at least a majority of the Registrable Securities (as defined in the Prior Agreement) then outstanding. The undersigned, representing the Company and the holders of at least a majority of the Registrable Securities (as defined in the Prior Agreement) then outstanding, desire to enter into this Agreement in order to amend and restate the Prior Agreement, as set forth more fully below.

NOW, THEREFORE, the parties hereby agree as follows:

1. Definitions. For purposes of this Agreement:

1.1 “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person, or any venture capital fund or other investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company or investment advisor with, such Person.

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1.2 “Common Stock” means shares of the Company’s common stock, par value $0.0001 per share.

1.3 “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.4 “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

1.5 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.6 “Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.7 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.8 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.9 “GAAP” means generally accepted accounting principles in the United States.

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1.10 “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.11 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

1.12 “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.13 “IPO” means the Company’s first underwritten public offering of its Common Stock under the Securities Act.

1.14 “Key Employee” means any executive-level employee (including, division director and vice president-level positions) as well as any employee who, either alone or in concert with others, develops, invents, programs, or designs any Company Intellectual Property (as defined in the Purchase Agreement).

1.15 “Major Investor” means any Investor that, individually or together with such Investor’s Affiliates, holds at least 1,066,666 shares of Registrable Securities (in each case, as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof).

1.16 “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

1.17 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.18 “Preferred Director” means any director of the Company that the holders of record of the Series A Preferred Stock or Series B Preferred Stock are entitled to elect pursuant to the Company’s Certificate of Incorporation.

1.19 “Preferred Stock” means, collectively, shares of the Company’s Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

1.20 “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock; (ii) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion, exercise of any other securities of the Company or both, acquired by the Investors after the date hereof; (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.13 of this Agreement.

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1.21 “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities that are Registrable Securities.

1.22 “Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Subsection 2.12(b) hereof.

1.23 “SEC” means the Securities and Exchange Commission.

1.24 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.25 “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.26 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.27 “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Subsection 2.6.

1.28 “Series A Preferred Stock” means shares of the Company’s Series A Preferred Stock, par value $0.0001 per share.

1.29 “Series B Preferred Stock” means shares of the Company’s Series B Preferred Stock, par value $0.0001 per share.

1.30 “Series C Preferred Stock” means shares of the Company’s Series C Preferred Stock, par value $0.0001 per share.

2. Registration Rights. The Company covenants and agrees as follows:

2.1 Demand Registration.

(a) Form S-1 Demand. If at any time after the earlier of (i) five (5) years after the date of this Agreement or (ii) one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Holders in the aggregate of a majority of Registrable Securities, (each, as applicable, the “Preferred Majority”) that the Company file a Form S-1 registration statement with respect to at least forty percent (40%) of the Registrable Securities then outstanding, then the Company shall (x) within ten (10) days after the

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date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(b) Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least twenty percent (20%) of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $5.0 million, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(c) Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Subsection 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than ninety (90) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such ninety (90) day period other than pursuant to a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

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(d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(a)(i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected two registrations pursuant to Subsection 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Subsection 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(b) (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two registrations pursuant to Subsection 2.1(b) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Subsection 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Subsection 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Subsection 2.1(d).

2.2 Company Registration. If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.

2.3 Underwriting Requirements.

(a) If, pursuant to Subsection 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Subsection 2.3, if the managing underwriter(s)

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advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below twenty percent (20%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

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(c) For purposes of Subsection 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Subsection 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred twenty (120) day period shall be extended for up to one hundred twenty (120) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

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(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed $25,000, of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Holders in the aggregate of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be

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included in the withdrawn registration), unless such Holders agree to forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel, accountants and investment advisers for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection

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with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c) Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 2.8, to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 2.8.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or

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omission; provided, however, that, in any such case (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9 Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

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2.10 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Preferred Majority, enter into any agreement with any holder or prospective holder of any securities of the Company that allow such holder or prospective holder (i) to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included; or (ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder; provided that this limitation shall not apply to any additional Investor who becomes a party to this Agreement in accordance with Subsection 6.9.

2.11 “Market Stand-off” Agreement. Each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days following the effective date of the registration statement for the IPO), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for the IPO or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Subsection 2.11 shall apply only to the IPO, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, or the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, and shall be applicable to the Holders only if all officers and directors are subject to the same restrictions and the Company uses commercially reasonable efforts to obtain a similar agreement from all stockholders individually owning more than 1 percent (1%) of the Company’s outstanding Common Stock (after giving effect to conversion into Common Stock of all outstanding Preferred Stock). The underwriters in connection with such registration are intended third-party beneficiaries of this Subsection 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.11 or that are necessary to give further effect thereto.

2.12 Restrictions on Transfer.

(a) The Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any

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proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. Notwithstanding the foregoing, the Company shall not require any transferee of shares pursuant to an effective registration statement or, following the IPO, SEC Rule 144 to be bound by the terms of this Agreement.

(b) Each certificate, instrument, or book entry representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.12(c)) be notated with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.12.

(a) The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction or, following the IPO, the transfer is made pursuant to SEC Rule 144, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any

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transaction in compliance with SEC Rule 144; or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that each, except for transfers pursuant to clause (x) following the IPO, transferee agrees in writing to be subject to the terms of this Subsection 2.12. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Subsection 2.12(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

2.13 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2.1 or 2.2 shall terminate upon the earlier to occur of:

(a) the closing of a Deemed Liquidation Event (as such term is defined in the Company’s Certificate of Incorporation); provided, that the consideration (if any) to be provided in such Deemed Liquidation Event consists solely of cash, marketable securities or securities for which the Company or a third party has agreed to register for resale with the SEC or applicable foreign regulatory authorities;

(b) following the IPO, such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration; and

(c) the fifth (5th) anniversary of the IPO.

3. Information Rights.

3.1 Delivery of Financial Statements. The Company shall deliver to each Major Investor, provided that the Board of Directors has not reasonably determined that such Major Investor is a competitor of the Company:

(a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and a comparison between (x) the actual amounts as of and for such fiscal year and (y) the comparable amounts for the prior year and as included in the Budget (as defined in Subsection 3.1(d)) for such year, with an explanation of any material differences between such amounts and a schedule as to the sources and applications of funds for such year, and (iii) a statement of stockholders’ equity as of the end of such year, with such financial statements to be audited and certified by independent public accountants of nationally recognized standing selected by the Company at such time as requested by the Preferred Majority;

(b) as soon as practicable following a request by a Major Investor, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments; and (ii) not contain all notes thereto that may be required in accordance with GAAP);

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(c) as soon as practicable following a request by a Major Investor, but in any event within thirty (30) days of the end of each month, an unaudited income statement and statement of cash flows for such month, and an unaudited balance sheet as of the end of such month, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(d) as soon as practicable following a request by a Major Investor, but in any event at least thirty (30) days before the end of each fiscal year, a budget and business plan for the next fiscal year (collectively, the “Budget”), approved by the Board of Directors and prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company; and

(e) such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Major Investor may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Subsection 3.1 to provide information (i) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form acceptable to the Company); or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

Notwithstanding anything else in this Subsection 3.1 to the contrary, the Company may cease providing the information set forth in this Subsection 3.1 during the period starting with the date thirty (30) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Subsection 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

3.2 Inspection. The Company shall permit each Major Investor (provided that the Board of Directors has not reasonably determined that such Major Investor is a competitor of the Company), at such Major Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Subsection 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

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3.3 ERISA. The Company shall provide notice, in writing, to each Major Investor as soon as is reasonably practicable upon determining that the assets of the Company are “plan assets” for purposes of the Employee Retirement Income Security Act of 1974, as amended.

3.4 Intentionally Omitted.

3.5 Termination of Information Rights. The covenants set forth in Subsection 3.1, Subsection 3.2 and Subsection 3.3 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, or (ii) upon a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation, whichever event occurs first, provided, that, with respect to a Deemed Liquidation Event, the covenants set forth in Subsection 3.1 shall only terminate if the consideration received by the Investors in such Deemed Liquidation Event is in the form of cash and/or publicly traded securities unless (i) the Investors receive a contractual right to receive financial information from the acquiring company or other successor to the Company comparable to those set forth in Section 3.1 or (ii) the acquiring company or other successor to the Company is subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act.

3.6 Confidentiality. Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 3 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor, if such prospective purchaser agrees to be bound by the provisions of this Subsection 3.6; (iii) to any existing or prospective Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure. The Company shall not publicly disclose (on its website, in a press release or other similar public disclosure) the name of SCubed Capital, LLC, Sobrato Family Holdings, LLC, Harvard Management Private Equity Corporation, PH Investments, LLC, Portland RevMed EP, LLC, Portland RevMed PIA, LLC or Fifth Avenue Private Equity 14 LLC, or any of their Affiliates, or that any such Investor (or any Affiliate of such Investor) is a stockholder of the Company without the prior written consent of such Investor, except as required by law, rule, regulation or listing standard; provided, that any consent to public disclosure by an Investor shall be deemed to be consent to other disclosures that are substantially consistent with such other public disclosure to which such Investor has previously consented, unless indicated otherwise by such Investor.

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4. Rights to Future Stock Issuances.

4.1 Right of First Offer. Subject to the terms and conditions of this Subsection 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Major Investor and The Board of Trustees of the University of Illinois (the “University Investor”). A Major Investor and the University Investor shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among (i) itself, (ii) its Affiliates and (iii) its beneficial interest holders, such as limited partners, members or any other Person having “beneficial ownership,” as such term is defined in Rule 13d-3 promulgated under the Exchange Act, of such Major Investor. The University Investor shall be permitted to apportion its right of first offer granted hereby to other individuals or entities that are not competitors of the Company; provided, that the University Investor provides the Company with prior written notice of such assignment.

(a) The Company shall give notice (the “Offer Notice”) to each Major Investor and the University Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b) By notification to the Company within twenty (20) days after the Offer Notice is given, each Major Investor and the University Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the quotient determined by dividing (A) (i) the shares of Common Stock then held by such Major Investor that have been issued or are then issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held by such Major Investor (excluding any University Shares) and (ii) the University Shares, by (B) the total Common Stock of the Company then outstanding (assuming full conversion and/or exercise, as applicable, of all Preferred Stock and other Derivative Securities). At the expiration of such twenty (20) day period, the Company shall promptly notify each Major Investor that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Major Investor’s failure to do likewise. During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Major Investors were entitled to subscribe but that were not subscribed for by the Major Investors which is equal to the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of Preferred Stock and any other Derivative Securities then held, by such Fully Exercising Investor bears to the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held, by all Fully Exercising Investors who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Subsection 4.1(b) shall occur within the later of ninety (90) days of the

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date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Subsection 4.1(c). For purposes of this Agreement, the “University Shares” means the 500,000 shares of the Company’s common stock issued to the University pursuant to that certain License Agreement with Equity dated December 18, 2014 by and between the Company and the University, as first amended on August 26, 2016, and subsequently amended and restated on December 19, 2016 (the “License Agreement”), the shares of Series A Preferred Stock issued to Illinois Emerging Technologies Fund III, L.P. on April 3, 2017 and any subsequent shares issued to the University Investor by the Company.

(c) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Subsection 4.1(b), the Company may, during the ninety (90) day period following the expiration of the periods provided in Subsection 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Major Investors and the University in accordance with this Subsection 4.1.

(d) The right of first offer in this Subsection 4.1 shall not be applicable to (i) Exempted Securities (as defined in the Company’s Certificate of Incorporation); (ii) shares of Common Stock issued in the IPO; and (iii) the issuance of shares of Series C Preferred Stock pursuant to the Purchase Agreement.

4.2 Termination. The covenants set forth in Subsection 4.1 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, or (ii) upon a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation, whichever event occurs first.

5. Additional Covenants.

5.1 Tax Treatment. For U.S. income tax reporting purposes, unless otherwise required pursuant to a “determination” as defined under Section 1313(a) of the Internal Revenue Code of 1986, as amended (the “Code”), a change in law or additional guidance issued by the Internal Revenue Service, or a change in terms or other facts, in each case applicable to the Preferred Stock, each of the Company and the Investors shall not treat the accrual of the Accruing Dividends (as such term is defined in the Company’s Certificate of Incorporation) pursuant to Section 1 of the Company’s Certificate of Incorporation as constructive dividends under Section 305 of the Code to the Investors and each of the Company and the Investors shall file tax returns in a manner consistent with such tax treatment.

5.2 Insurance. The Company has obtained, from financially sound and reputable insurers, Directors and Officers liability insurance in an amount and on terms and conditions satisfactory to the Board of Directors, and will use commercially reasonable efforts to cause such insurance to be maintained until such time as the Board of Directors determines that such insurance should be discontinued.

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5.3 Employee Agreements. The Company will cause each person now or hereafter employed by it or by any subsidiary (or engaged by the Company or any subsidiary as a consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a nondisclosure and proprietary rights assignment agreement substantially in the form approved by the Board of Directors. In addition, the Company shall not amend, modify, terminate, waive, or otherwise alter, in whole or in part, any of the above-referenced agreements or any restricted stock agreement between the Company and any employee, without the consent of a majority of the then-serving Preferred Directors.

5.4 Employee Stock. Unless otherwise approved by the Board of Directors, including a majority of the then-serving Preferred Directors, all future employees and consultants of the Company who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock (collectively, “Stock Awards”) after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing for (i) vesting of shares over a four (4) year period, with the first twenty-five percent (25%) of such shares vesting following twelve (12) months of continued employment or service, and the remaining shares vesting in equal monthly installments over the following thirty-six (36) months, and (ii) a market stand-off provision substantially similar to that in Subsection 2.11. In addition, unless otherwise approved by the Board of Directors, including a majority of the then-serving Preferred Directors, the Company shall retain a “right of first refusal” on employee transfers until the Company’s IPO and shall have the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock.

5.5 Matters Requiring Investor Director Approval. So long as the holders of Preferred Stock are entitled to elect Preferred Directors, the Company hereby covenants and agrees with each of the Investors that it shall not, without approval of the Board of Directors, which approval must include the affirmative vote of a majority of the then-serving Preferred Directors:

(a) make, or permit any subsidiary to make, any loan or advance to, or own any stock or other securities of, any subsidiary or other corporation, partnership, or other entity unless it is wholly owned by the Company;

(b) make, or permit any subsidiary to make, any loan or advance to any Person, including, without limitation, any employee or director of the Company or any subsidiary, except advances and similar expenditures in the ordinary course of business or under the terms of an employee stock or option plan approved by the Board of Directors;

(c) guarantee, directly or indirectly, or permit any subsidiary to guarantee, directly or indirectly, any indebtedness except for trade accounts of the Company or any subsidiary arising in the ordinary course of business;

(d) make any investment inconsistent with any investment policy approved by the Board of Directors;

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(e) incur any aggregate indebtedness in excess of $1,000,000 that is not already included in a budget approved by the Board of Directors, other than trade credit incurred in the ordinary course of business;

(f) otherwise enter into or be a party to any transaction with any director, officer, or employee of the Company or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such Person, including without limitation any “management bonus” or similar plan providing payments to employees in connection with a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation, except for transactions contemplated by this Agreement, the Purchase Agreement, and that certain Consultant’s Agreement between the Company and Martin Burke, M.D., Ph.D. dated November 25, 2014 and transactions resulting in payments to or by the Company in an aggregate amount less than $120,000 per year;

(g) hire, terminate, or change the compensation of the executive officers, including approving any option grants or stock awards to executive officers;

(h) change the principal business of the Company, enter new lines of business, or exit the current line of business;

(i) sell, assign, license, pledge, or encumber material technology or intellectual property, other than licenses granted in the ordinary course of business; or

(j) enter into any corporate strategic relationship involving the payment, contribution, or assignment by the Company or to the Company of money or assets greater than $1,000,000.

5.6 Board Matters. The Company shall reimburse the directors for all reasonable out-of-pocket travel expenses incurred (consistent with the Company’s travel policy) in connection with attending meetings of the Board of Directors.

5.7 Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, its Certificate of Incorporation, or elsewhere, as the case may be.

5.8 Indemnification Matters. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board of Directors by the Investors (each a “Fund Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Fund Director are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Fund Director are secondary), (b) that it shall be required to advance

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the full amount of expenses incurred by such Fund Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Fund Director to the extent legally permitted and as required by the Company’s Certificate of Incorporation or Bylaws of the Company (or any agreement between the Company and such Fund Director), without regard to any rights such Fund Director may have against the Fund Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any such Fund Director with respect to any claim for which such Fund Director has sought indemnification from the Company shall affect the foregoing and the Fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Fund Director against the Company.

5.9 Right to Conduct Activities. The Company hereby agrees and acknowledges that Third Rock Ventures IV, L.P., The Column Group III, LP, The Column Group III-A, LP, Ponoi Capital, LP, Ponoi Capital II, LP, Illinois Emerging Technologies Fund III, L.P., Nextech V Oncology S.C.S., SICAV-SIF, Casdin Partners Master Fund, L.P., IST3 Manesse PE LP., Schroder Adveq Technology IX S.C.S., Harvard Management Private Equity Corporation, SCubed Capital, LLC, Sobrato Family Holdings, LLC, PH Investments, LLC, Portland RevMed EP, LLC, Portland RevMed PIA, LLC, Fifth Avenue Private Equity 14 LLC, Greylock XIII Limited Partnership, Boxer Capital, LLC and Deerfield Private Design Fund IV, L.P. and Deerfield Special Situations Fund, L.P. (together with their respective Affiliates, the “VC Funds”) are professional investment funds, and as such invest in numerous portfolio companies (including publicly traded companies), some of which may be deemed competitive with the Company’s business (as currently conducted or as currently propose to be conducted). The Company hereby agrees that, to the extent permitted under applicable law, the VC Funds shall not be liable to the Company for any claim arising out of, or based upon, (i) the investment by the VC Funds in any entity competitive with the Company, or (ii) actions taken by any partner, officer or other representative of the VC Funds to assist any such competitive company, whether or not such action was taken as a member of the board of directors of such competitive company or otherwise, and whether or not such action has a detrimental effect on the Company; provided, however, that the foregoing shall not relieve (x) any of the Investors from liability associated with the unauthorized disclosure of the Company’s confidential information obtained pursuant to this Agreement, or (y) any director or officer of the Company from any liability associated with his or her fiduciary duties to the Company. Nothing in this Agreement shall preclude or create an obligation or duty restricting the VC Funds, as applicable, from evaluating or purchasing securities, include publicly traded securities, of a particular enterprise, whether or not such enterprise has products or services which complete with those of the Company.

5.10 Termination of Covenants. The covenants set forth in this Section 5, except for Subsections 5.8, 5.9 and 5.10, shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO or (ii) upon a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation, whichever event occurs first.

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6. Miscellaneous.

6.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) after such transfer, holds shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations); provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Subsection 2.11. For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.2 Governing Law. This Agreement shall be governed by the internal law of the State of California without regard to principles of conflicts of laws.

6.3 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by confirmed electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Subsection 6.5.

23

All communications to the Company shall be sent to:

REVOLUTION Medicines, Inc.

700 Saginaw Drive

Redwood City, CA 94063

Attn: Margaret Horn

Email: Peg@revolutionmedicines.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

140 Scott Drive

Menlo Park, California 94025

Attn: Mark V. Roeder

Email: mark.roeder@lw.com

6.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and Preferred Majority; provided that the Company may in its sole discretion waive compliance with Subsection 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Subsection 2.12(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion (it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors may nonetheless, by agreement with the Company, purchase securities in such transaction). The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Subsection 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision. Pursuant to Section 6.6 of the Prior Agreement, the undersigned Investors who were also parties to the Prior Agreement and constitute the holders of the requisite number of Registrable Securities to amend the Prior Agreement hereby waive all rights on behalf of themselves and on behalf of all other persons entitled so such rights under Section 4 of the Prior Agreement to which they may be entitled in connection with the issuance and sale by the Company of shares of Series C Preferred Stock in accordance with the terms of the Purchase Agreement.

24

6.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

6.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliates may apportion such rights as among themselves in any manner they deem appropriate.

6.9 Additional Investors. Notwithstanding anything to the contrary contained herein, and subject to the approval of the Board of Directors, if the Company issues additional shares of Preferred Stock after the date hereof, any purchaser of such shares of Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder.

6.10 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. Upon the effectiveness of this Agreement, the Prior Agreement shall be deemed amended and restated and superseded and replaced in its entirety by this Agreement, and shall be of no further force or effect.

6.11 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of California and to the jurisdiction of the United States District Court for the Northern District of California for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of California or the United States District Court for the Northern District of California, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

Each party will bear its own costs in respect of any disputes arising under this Agreement. The prevailing party shall be entitled to reasonable attorney’s fees, costs, and necessary disbursements in addition to any other relief to which such party may be entitled. Each of the parties to this Agreement consents to personal jurisdiction for any equitable action sought in the U.S. District Court for the Northern District of California or any court of the State of California having subject matter jurisdiction.

25

6.12 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.13 Acknowledgment. The Company acknowledges that the Investors are in the business of venture capital investing and therefore review the business plans and related proprietary information of many enterprises, including enterprises that may have products or services that compete directly or indirectly with those of the Company. Nothing in this Agreement shall preclude or in any way restrict the Investors from investing or participating in any particular enterprise whether or not such enterprise has products or services that compete with those of the Company.

6.14 University Provisions. Notwithstanding anything to the contrary contained in this Agreement, in no event will the University Investor be required with respect to the 500,000 shares of common stock of the Company issued to the University Investor issued to it pursuant to the License Agreement (the “License Agreement Shares”): (i) to provide indemnification or make any contribution in lieu of indemnification, or be required as a condition to exercising its rights as a stockholder of the Company or otherwise, to enter into agreements providing for indemnification or contribution, in each case to the extent contrary to Illinois law; (ii) to waive any rights under the Illinois Court of Claims Act, 705 ILCS 505/1 et seq., nor be required to enter into agreements under which it waives any such rights; (iii) to submit to arbitration to resolve any dispute; (iv) to be responsible for any award of fees, costs or expenses to a prevailing party in a dispute unless such fees, costs and expenses are awarded by a court of competent jurisdiction, and the University Investor shall be responsible only to the extent permitted by Illinois law; (v) to be subject, without University Investor’s prior written consent, to any agreement that materially adversely affects any right or privilege of the University Investor granted under the License Agreement with respect to the Shares or any subsequent stockholder agreement executed by the University Investor; (vi) to withhold from disclosure confidential information as may be required by law or by order of court or governmental authority; and (vii) the provisions of this Section 6.14 shall survive any termination of this Agreement and shall not be superseded by any subsequent agreement unless agreed to by the University Investor in writing.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

26

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

COMPANY:

REVOLUTION MEDICINES, INC.

By:	/s/ Mark A. Goldsmith, M.D., Ph.D.
Name:	Mark A. Goldsmith, M.D.. Ph.D.
Title:	President and Chief Executive Officer

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

THIRD ROCK VENTURES II, L.P.

By: Third Rock Ventures GP II, L.P., its general partner

By: TRV GP II, LLC, its general partner

By:	/s/ Kevin Gillis
Name:	Kevin Gillis
Title:	CFO / Partner

THIRD ROCK VENTURES III, L.P.

By: Third Rock Ventures GP III, L.P., its general partner

By: TRV GP III, LLC, its general partner

By:	/s/ Kevin Gillis
Name:	Kevin Gillis
Title:	CFO / Partner

THIRD ROCK VENTURES IV, L.P.

By: Third Rock Ventures GP IV, L.P., its general partner

By: TRV GP IV, LLC, its general partner

By:	/s/ Kevin Gillis
Name:	Kevin Gillis
Title:	CFO / Partner

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

THE COLUMN GROUP III, LP

By: The Column Group III GP, LP
Its: General Partner

By: The Column Group, LLC
Its: General Partner

By:	/s/ James Evangelista
Name:	James Evangelista
Title:	Chief Financial Officer

THE COLUMN GROUP III-A, LP

By: The Column Group III GP, LP
Its: General Partner

By: The Column Group, LLC
Its: General Partner

By:	/s/ James Evangelista
Name:	James Evangelista
Title:	Chief Financial Officer

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

PONOI CAPITAL, LP

By: Ponoi Management, LLC
Its: General Partner

By:	/s/ James Evangelista
Name:	James Evangelista
Title:	Chief Financial Officer

PONOI CAPITAL II, LP

By: Ponoi II Management, LLC
Its: General Partner

By:	/s/ James Evangelista
Name:	James Evangelista
Title:	Chief Financial Officer

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

BOXER CAPITAL, LLC

By:	/s/ Aaron Davis
Name:	Aaron Davis
Title:	Chief Executive Officer

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

MVA INVESTORS, LLC

By:	/s/ Aaron Davis
Name:	Aaron Davis
Title:	Chief Executive Officer

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

FIDELITY ADVISOR SERIES VII: FIDELITY ADVISOR BIOTECHNOLOGY FUND

By:	/s/ Adrien Deberghes
Name: Adrien Deberghes
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

FIDELITY CAPITAL TRUST: FIDELITY FLEX SMALL CAP FUND - SMALL CAP GROWTH SUBPORTFOLIO

By:	/s/ Adrien Deberghes
Name: Adrien Deberghes
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

FIDELITY SECURITIES FUND: FIDELITY SMALL CAP GROWTH FUND

By:	/s/ Adrien Deberghes
Name: Adrien Deberghes
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

FIDELITY SECURITIES FUND: FIDELITY SMALL CAP GROWTH K6 FUND

By:	/s/ Adrien Deberghes
Name: Adrien Deberghes
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

KLP ENTERPRISES, LLC

By:	/s/ Andrew D. Winjek
Name: Andrew D. Winjek
Title: Manager

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

ILLINOIS EMERGING TECHNOLOGIES FUND III, L.P.

By:	/s/ Nancy Sullivan
Name: Nancy Sullivan
Title: Managing Principal

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

CORMORANT PRIVATE HEALTHCARE FUND II, LP

By: Cormorant Private Healthcare GP II, LLC

By:	/s/ Bihua Chen
Name: Bihua Chen
Title: Managing Member of the GP

CORMORANT GLOBAL HEALTHCARE MASTER FUND, LP

By: Cormorant Global Healthcare GP, LLC

By:	/s/ Bihua Chen
Name: Bihua Chen
Title: Managing Member of the GP

CRMA SPV, LP

By: Cormorant Asset Management, LLC
Its: Attorney-In-Fact

By:	/s/ Bihua Chen
Name: Bihua Chen
Title: CEO/Managing Member

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

NEXTECH V ONCOLOGY S.C.S., SICAV-SIF

By: Nextech V GP S.à r.l.
Its: General Partner

By:	/s/ James Pledger
Name:	James Pledger
Title:	Manager

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

CASDIN PARTNERS MASTER FUND, L.P.

By: Casdin Partners GP, LLC, its General Partner

By:	/s/ Eli Casdin
Name: Eli Casdin
Title: Managing Member

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

IST3 MANESSE PE L.P.

By: IST3 Manesse PE Management L.P., its general partner

By: Schroder Adveq Management Jersey Ltd, its general partner

By:	/s/ Mark Nieuwenhuis
Name: Mark Nieuwenhuis
Title: Director

By:	/s/ Monika Pinel
Name: Monika Pinel
Title: Authorized Signatory

SCHRODER ADVEQ TECHNOLOGY IX S.C.S.

By: Schroder Adveq Management Luxembourg S.à.r.l., its general partner

By:	/s/ Catherine Koch
Name: Catherine Koch
Title: Manager

By:	/s/ Monika Pinel
Name: Monika Pinel
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

SCHRODER ADVEQ TECHNOLOGY VIII, L.P.

By:	/s/ Mark Nieuwenhuis
Name: Mark Nieuwenhuis
Title: Director

By:	/s/ Monika Pinel
Name: Monika Pinel
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

HARVARD MANAGEMENT PRIVATE EQUITY CORPORATION

By:	/s/ Elise McDonald
Name: Elise McDonald
Title: Authorized Signatory

By:	/s/ Kerr Mone
Name: Kerr Mone
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

FIFTH AVENUE PRIVATE EQUITY 14 LLC

By:	/s/ Charles D. Bryceland
Name: Charles D. Bryceland
Title: Authorized Signer

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

FIFTH AVENUE PRIVATE EQUITY 15 LLC

By:	/s/ Charles D. Bryceland
Name: Charles D. Bryceland
Title: Authorized Signer

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

SCUBED CAPITAL, LLC

By:	/s/ Mark Stevens
Name: Mark Stevens
Title: Trustee

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

PH INVESTMENTS, LLC

By:	/s/ Melinda E. Barber
Name: Melinda E. Barber
Title: Managing Director

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

SOBRATO FAMILY HOLDINGS, LLC

By:	/s/ Matthew W. Sonsini
Name: Matthew W. Sonsini
Title: Chief Investment Officer, on behalf of Sobrato Family Holdings, LLC

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

PORTLAND REVMED EP, LLC

By: Partners HealthCare Master Trust for ERISA Assets, its managing member

By:	/s/ David Weden
Name: David Weden
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

PORTLAND REVMED PIA, LLC

By: Partners HealthCare System Pooled Investment Accounts, LLC, its managing member

By:	/s/ David Weden
Name: David Weden
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

DEERFIELD PRIVATE DESIGN FUND IV, L.P.

By: Deerfield Mgmt IV, L.P. General Partner
By: J.E. Flynn Capital IV, LLC General Partner

By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By: Deerfield Mgmt, L.P. General Partner
By: J.E. Flynn Capital, LLC General Partner

By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

VP COMPANY INVESTMENTS 2018, LLC

By:	/s/ Alan C. Mendelson
Name: Alan C. Mendelson
Title: Member, Management Committee

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

BIOTECHNOLOGY VALUE FUND, LP

By:	/s/ Mark Lampert
Name: Mark Lampert
Title: President BVF Inc., General Partner of BVF Partners L.P., itself GP of Biotechnology Value Fund, L.P.

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

BIOTECHNOLOGY VALUE FUND II, LP

By:	/s/ Mark Lampert
Name: Mark Lampert
Title: President BVF Inc., General Partner of BVF Partners L.P., itself GP of Biotechnology Value Fund II, L.P.

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

BIOTECHNOLOGY VALUE TRADING FUND OS, L.P.

By:	/s/ Mark Lampert
Name: Mark Lampert
Title: President BVF Inc., General Partner of BVF Partners L.P., itself sole member of BVF Partners OS Ltd., itself GP of Biotechnology Trading Fund OS, L.P.

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

MSI BVF SPV, L.L.C.

c/o Magnitude Capital

By:	/s/ Mark Lampert
Name: Mark Lampert
Title: President BVF Inc., itself General Partner of BVF Partners L.P., itself attorney-in-fact for MSI BVF SPV, L.L.C.

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

VIVO PANDA FUND, L.P.

By: Vivo Panda, LLC, General Partner

By:	/s/ Mahendra Shah
Name: Mahendra Shah
Title: Managing Member

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

MARK V. ROEDER

/s/ Mark V. Roeder
Signature
Mark V. Roeder

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

SCHEDULE A

Schedule of Investors

Name and Address

Third Rock Ventures II, L.P.

Third Rock Ventures III, L.P.

Third Rock Ventures IV, L.P.

29 Newbury Street

Boston, Massachusetts 02116

Attn: Dina M. Ciarimboli

Email: [***]

[***]

Phone: [***]

The Column Group III, LP

The Column Group III-A, LP

Ponoi Capital, LP

Ponoi Capital II, LP

1700 Owens Street, Suite 500

San Francisco, CA 94158

Attention: Laurence Lasky,

James Evangelista

E-mail: [***]

[***]

Peter Finn

117 Tudor Road

Needham, Massachusetts 02492

Email: [***]

Illinois Emerging Technologies Fund III, L.P.

C/O Illinoisventures Gp III, LLC

2242 W. Harrison St., Suite 201

Chicago, IL, 60612

Attention: Nancy Sullivan

Email: [***]

The Board of Trustees of the University Of Illinois

Office of Technology Management

319 Ceramics Building, 105 S. Goodwin Avenue

Urbana, Illinois 61801-2901

Alexandria Equities No. 2, LLC

385 E. Colorado Blvd., Suite 299

Pasadena, CA 91101

Email: [***]; [***]

Cystic Fibrosis Foundation

4550 Montgomery Avenue, Suite 1100N

Bethesda, MD 20814

Email: [***]

Greylock XIII Limited Partnership

Greylock XIII Principals LLC

Greylock XIII-A Limited Partnership

40 Grove Street, Suite 430

Wellesley, MA 02482

Email: [***]; [***]; [***]

KLP Enterprises, LLC

35 Windsor Road

North Haven, CT 06473

Attention: Andrew D. Wingate

Sanofi Research Invest, LLC

3711 Kennett Pike, Suite 200

Greenville, DE 19807

Email:[***]; [***]; [***]

Nextech V Oncology S.C.S., SICAV-SIF

8, rue Lou Hemmer

L-1748 Luxembourg – Findel

Attention: The Managers of Nextech V GP S.à r.l.

Email: [***]; [***]

with a copy (which shall not constitute notice) to:

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA 02109

Attn: Jason L. Kropp

Email: [***]

Casdin Partners Master Fund, L.P.

1350 Avenue of the Americas, Suite 2405

New York, New York 10019

Attention: Evans Apeadu

Email: [***]

IST3 Manesse PE LP.

50 Lothian Road

Festival Square

Edinburgh EH3 9WJ

Scotland

Attention: Erwin Boos

Email: [***]

Schroder Adveq Technology IX S.C.S.

Schroder Adveq Technology VIII, L.P.

6c, rue Gabriel Lippmann

L-5365 Munsbach

Luxembourg

Attention: Erwin Boos

Email: [***]

Harvard Management Private Equity Corporation

600 Atlantic Avenue

Boston, MA 02210

Attention: Elise McDonald; Emily Carroll

Email: [***]; [***]

Fifth Avenue Private Equity 14 LLC

Fifth Avenue Private Equity 15 LLC

Bessemer Trust

Attention: Fifth Avenue Private Equity 14 LLC, 630 Fifth Avenue,

NY, NY 10111

Attention: Charles Bryceland

Email: [***]

SCubed Capital, LLC

2061 Avy Avenue

Menlo Park, CA 94025

Attention: Mark Stevens

Margo Doyle

Email: [***]

[***]

PH Investments, LLC

Pilot House, Lewis Wharf

Boston, MA 02110

Attention: Ben Gomez; John Vander Vort; April Robinson

Email: [***]; [***]; [***]

Sobrato Family Holdings, LLC

10600 N. De Anza Blvd., Suite 200

Cupertino, CA 95014

Phone: 408-446-0700

Attn: Matt Sonsini and Albert Chiang

Email: [***]

PORTLAND INVESTMENT - EP, LLC

PORTLAND INVESTMENT - PIA, LLC

101 Merrimac Street, Suite 800

Boston, MA 02114

Attention: David Weden

Email: [***]

Gizem Akcay

70 Glenwood Rd

Somerville, MA 02145

Email: [***]

Jae Young Ahn

12 Bay State Ave #2

Somerville, MA 02144

Email: [***]

Lauren Barclay

128 Hillside Rd #3

Watertown, MA 02472

Email: [***]

Cindy Benod

37 Clarendon St.

Newtown, MA 02460

Email: [***]

Zachary Burke

59 Chatham Rd.

Everett, MA 02149

Email: [***]

Lucy Foulston

34 Canal St.

Medford, MA 02155

Email: [***]

Dan Gray

64 Orlando Ave.

Winthrop, MA 02152

Email: [***]

Simina Grigoriu

22 John Swift Road

Acton, MA 01720

Email: [***]

Meizhong Jin

34 Priscilla Circle

Wellesley, MA 02481

Email: [***]

Dimitrios Kallifidas

1010 Massachusetts Ave., Apt #54

Cambridge, MA 02138

Email: [***]

Kyle Kenyon

19c Millers Way

Sutton, MA 01590

Email: [***]

Anna Kohlmann

58 Thornberry Rd

Winchester, MA 01890

Email: [***]

Seung-Joo Lee

245 Cambridge St. Unit 202

Burlington, MA 01803

Email: [***]

Anna Li

26 Suffolk Street APT 2

Cambridge, MA 02139

Email: [***]

Enhu Li

116 Pearl St

Newton, MA 02458

Email: [***]

Christopher Lindblom

68 Silver Hill Road

Sudbury, MA 01776

Email: [***]

Rebecca Littlefield

271 Mt. Auburn Street

Cambridge, MA 02138

Email: [***]

Jason Lowe

30 Pinewood Path

E Bridgewater, MA 02333

Email: [***]

Kathryn Luly

289 Highland Ave Apt. 302

Somerville, MA 02144

Email: [***]

Earl May

152 Sycamore Street

Watertown, MA 02472

Email: [***]

Jay Morgenstern

452 Beacon Street #3

Boston, MA 02115

Email: [***]

Duy Nguyen

7 Cook Street

Shrewsbury, 01545

Email: [***]

Daniel Onea

2500 Mystic Valley Pkwy. Apt. 707

Medford, MA 02155

Email: [***]

Ende Pan

353 Marrett Rd

Lexington, MA 02421

Email: [***]

Kevin Penn

35 Rindge Avenue

Lexington, MA 02420

Email: [***]

Nicholas Perl

7 Gibbens Street

Somerville, MA 02143

Email: [***]

Roy Pollock

7 Barnard Road

Medford, MA 02155

Email: [***]

Laurence E. Reid

25 Dover Street

Cambridge, MA 02140

Email: [***]

Keith Robison

73 Tewksbury Street

Andover, MA 01810

Email: [***]

Surayya Sana

14 Chestnut Park

Melrose, MA 02176

Email: [***]

Alok Sharma

11 Ashmont Avenue

Newton, MA 02458

Email: [***]

Jonathan Sheats

526 Main Street

Sandown, NH 03873

Email: [***]

Alec Silver

31 St. Margaret Street Apt. 1

Dorchester, MA 02125

Email: [***]

Jonah Simon

64 Unity Ave.

Belmont, MA 02478

Email: [***]

Michelle Stewart

132 Rindge Avenue

Cambridge, MA 02140

Email: [***]

Sharon Townson

12 Dimick Street Unit 2

Somerville, MA 02143

Email: [***]

Duke Vo

28 Sumner Street

Milton, MA 02186

Email: [***]

Jessica Whitney

34 Partridge Ave, Apt 1

Somerville, MA 02145

Email: [***]

Ning Yin

240 Grove Street

Lexington, MA 02420

Email: [***]

Susan Yost

63 Upland Road – Unit 2

Cambridge, MA 02140

Email: [***]

Alexander Yuzhakov

5291 Washington Street

Boston, MA 02132

Email: [***]

Minyun Zhou

43 A Chester

Winchester, MA 01890

Email: [***]

Rachel King

8009 Spring Road

Cabin John, MD 20818

Email: [***]

Julian Adams

673 Boylston St.

Boston, MA 02116

Email: [***]

Steven Holtzman

1201 Commonwealth Avenue

West Newton, MA 02465

Email: [***]

Lee Ann Marchionna

20 Notre Dame Road

Bedford, MA 01730l

Email: [***]

John Gaspar

68 Tamworth Hill Ave

Wakefield, MA 01880

Email: [***]

Ganesh Iyer

23 Beverly Road

Arlington, MA 02474

Email: [***]

Greg Verdine

11 Exeter St. Unit 3

Boston, MA 02116

Email: [***]

Matthew J. Nichols

12 Tremont Street

Charlestown, MA 02129

Email: [***]

Alan Rigby

77 Highland Avenue

Glen Ridge, NJ 07028

Email: [***]

Ken Mullen

160 Cambridgepark Drive, Suite 505

Cambridge, MA 02140

Email: [***]

Mat Sowa

24 Walcott Rd

Watertown, MA 02472

Email: [***]

Brian Bowman

199 Seton Drive

New Rochelle, NY 10804

Email: [***]

Mark Mulvihill

4 Webster Circle

Sudbury, MA 01776

Email: [***]

Ronald Vigliotta

18 Hampden Avenue

Burlington, MA 01803

Email: [***]

Christo Shalish

5 Adams Street

Brookline, MA 02446

Email: [***]

Sean Brady

1161 York Ave Apt. 8E

New York, NY 10065

Email: [***]

Susan O’Connor

44 Elder Brewster Rd

Duxbury, MA 02332

Email: [***]

Douglas Saffran

10 New St. Apt. 1010

Boston, MA 02128

Email: [***]

Kim Hazen

29 Hope Street

Auburndale, MA 02466

Email: [***]

Ly Phan

6 Horton Place

Milton, MA 02186

Email: [***]

Di Chanh Phan

7013 Gentle Oak Dr.

Austin, TX 78749

Email: [***]

Neville Anthony

52 Lawrence Street

Northborough, MA 01532

Email: [***]

Lisa Marcaurelle

3302 Symmes Circle

Arlington, MA 02474

Email: [***]

Kien Nguyen

4 Rodney Road

Bedford, MA 01730

Email: [***]

Zhigang Weng

57 Winthrop Rd No. 1

Brookline, MA 02445

Email: [***]

Alka Batycky

19 Bernard Street

Newtown, MA 02461

Email: [***]

Kim Drapkin

8 Brendan Drive

Grafton, MA 01519

Email: [***]

Robert Giacobbe

499 Boston Road Apt. 3233

Billerica, MA 01821

Email: [***]

Kimi Iguchi

80 Broad St Unit 808

Boston, MA 02110

Email: [***]

Michael Fischbach

950 Casaneuva Place

Stanford, CA 94305

Email: [***]

Melanie Maggiacomo

3 Montego Circle

Andover, MA 01810

Email: [***]

Dennis DiTullio

3 Beth Lee Drive

Grafton, MA 01519

Email: [***]

Liping Yang

53 Wilbur Avenue

Arlington, MA 02476

Email: [***]

Richard Baltz

7636 Andora Drive

Sarasota, FL 34238

Email: [***]

George Church

218 Kent Street

Brookline, MA 02446

Email: [***]

Rick Klausner

883 Robb Rd

Palo Alto, CA 94306

Email: [***]

Robert Copeland

10 Smith Farm Lane

Lexington, MA 02421

Email: [***]

Jennifer Petter

22 Robinwood Lane

Stow, MA 01775

Email: [***]

Bill Metcalf

602 Indigo

Savoy, IL 61874

Email: [***]

Jim Wells

1341 Columbus Ave

Burlingame, CA 94010

Email: [***]

Chris Varma

1390 Westridge Dr.

Portola Valley. CA 94028

Email: [***]

Lynne Zydowsky

300 Beale Street Unit 301

San Francisco, CA 94105

Email: [***]

Kasumi Verdine

500 Atlantic Ave. 18-P

Boston, MA 02210

Cormorant Private Healthcare Fund II, LP

Cormorant Global Healthcare Master Fund, LP

200 Clarendon Street, 52nd Floor

Boston, MA 02116

CRMA SPV, LP

PO Box 309, Ugland House

Grand Cayman; KY1-1104 Cayman Islands

with a copy (which shall not constitute notice) to:

Attn: Jake Abdolmohammadi

200 Clarendon Street, 52nd Floor

Boston, MA 02116

Boxer Capital, LLC

MVA Investors, LLC

11682 El Camino Real, Suite 320

San Diego, CA 92130

Fidelity Securities Fund: Fidelity Small Cap Growth Fund

Mag & Co.

c/o Brown Brothers Harriman & Co.

Attn: Corporate Actions /Vault

140 Broadway

New York, NY 10005

Email: [***]

Fidelity Capital Trust: Fidelity Flex Small Cap Fund

- Small Cap Growth Subportfolio

State Street Bank & Trust

PO Box 5756

Boston, Massachusetts 02206

Attn: ISLANDMOORING CO FBO Fidelity Capital Trust:

Fidelity Flex Small Cap Fund—Small Cap Growth Subportfolio

Email: [***]

Fax number: [***]

Fidelity Securities Fund: Fidelity Small Cap Growth K6 Fund

BNY MELLON

ONE BNY MELLON CENTER

500 GRANT STREET AIM 151-2700

PITTSBURGH, PA 15258

Fidelity Advisor Series VII: Fidelity Advisor Biotechnology Fund

State Street Bank & Trust

PO Box 5756

Boston, Massachusetts 02206

Attn: Bangle & Co fbo Fidelity Advisor Series VII:

Fidelity Advisor Biotechnology Fund

Email: [***]

Fax number: [***]

Deerfield Private Design Fund IV, L.P.

Deerfield Special Situations Fund, L.P.

Deerfield Management Company, L.P. (Series C)

780 Third Avenue, 37th Floor

New York, New York, 10017

Attn: Lawrence Atinsky

Biotechnology Value Fund, LP

Biotechnology Value Fund II, LP

44 Montgomery Street, 40th Floor

San Francisco, CA 94104

Email: [***]

With a copy to (which shall not constitute notice):

Gibson, Dunn & Crutcher LLP

555 Mission Street, Suite 3000

San Francisco, CA 94105

Attention: Ryan A. Murr

Biotechnology Value Trading Fund OS, LP

PO Box 309 Ugland House, Grand Cayman, KY1- 1104, Cayman Islands

Email: [***]

With a copy to (which shall not constitute notice):

Gibson, Dunn & Crutcher LLP

555 Mission Street, Suite 3000

San Francisco, CA 94105

Attention: Ryan A. Murr

MSI BVF SPV LLC

200 Park Avenue, 56th Floor

New York, NY 10166

Email: [***]

With a copy to (which shall not constitute notice):

Gibson, Dunn & Crutcher LLP

555 Mission Street, Suite 3000

San Francisco, CA 94105

Attention: Ryan A. Murr

Vivo Panda Fund, L.P.

Mahendra Shah

c/o Vivo Capital, LLC

192 Lytton Avenue

Palo Alto, CA 94301

Email: [***]

VP Company Investments 2018, LLC

c/o Latham & Watkins LLP

555 West Fifth Street, Suite 800

Los Angeles, CA 90013

Mark V. Roeder

Latham & Watkins LLP

140 Scott Drive

Menlo Park, CA 94025

Email: [***]